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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 1998



                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                                                62-1742957
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

    One Kendall Square, Building 200
        Cambridge, Massachusetts                                    02139
                  AND
   209 Tenth Avenue South, Suite 300
          Nashville, Tennessee                                   37203-4173
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(Address of principal executive offices)                         (Zip Code)



               Registrant's telephone number, including area code:
                       (617) 577-8020 and (615) 256-9915



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets
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         Effective July 24, 1998, Bright Horizons Family Solutions, Inc., a
Delaware corporation ("BFAM"), consummated the transactions contemplated by the Amended and Restated Agreement and Plan of Merger dated June 17, 1998 (the "Merger Agreement") by and among BFAM, CorporateFamily Solutions, Inc., a Tennessee corporation ("CFAM"), Bright Horizons, Inc., a Delaware corporation ("BRHZ"), CFAM Acquisition, Inc., a Tennessee corporation and wholly owned subsidiary of BFAM ("Merger Sub A"), and BRHZ Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of BFAM ("Merger Sub B"). The Merger Agreement and the transactions contemplated thereby were approved and adopted at the respective special meetings of the stockholders of BRHZ and CFAM on July 24, 1998.

         Pursuant to the Merger Agreement, (1) Merger Sub A was merged with and into CFAM (the "CFAM Merger"), with CFAM being the surviving corporation, and
(2) Merger Sub B was merged with and into BRHZ (the "BRHZ Merger"), with BRHZ being the surviving corporation (the CFAM Merger together with the BRHZ Merger, the "Merger"). In the Merger, (1) each outstanding share of CFAM common stock, no par value per share ("CFAM Common Stock"), was converted into one share of BFAM common stock, $0.01 par value per share ("BFAM Common Stock"), (2) each outstanding share of BRHZ common stock, $0.01 par value per share ("BRHZ Common Stock"), was converted into 1.15022 shares of BFAM Common Stock, and (3) each outstanding option to purchase shares of CFAM Common Stock or BRHZ Common Stock was converted into the right to acquire, on the same terms and conditions (subject to adjustment of the options to purchase shares of BRHZ Common Stock pursuant to the exchange ratio), shares of BFAM Common Stock.

         As a result of the Merger, CFAM and BRHZ have become wholly owned subsidiaries of BFAM. The CFAM Common Stock, previously traded on The Nasdaq National Market under the symbol "CFAM," and the BRHZ Common Stock, previously traded on The Nasdaq National Market under the symbol "BRHZ," are no longer traded on The Nasdaq National Market or on any other exchange. With the completion of the Merger, the BFAM Common Stock issued to BRHZ's stockholders and CFAM's shareholders is deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 12g-3(c) of the Securities and Exchange Commission. The BFAM Common Stock is traded on The Nasdaq National Market under the symbol "BFAM."

         A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.1.

Item 5.  Other Events
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         A description of the BFAM Common Stock is set forth under the caption
"Description of Bright Horizons Family Solutions Capital Stock" in the Joint Proxy Statement/Prospectus



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contained in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 17, 1998 (Registration No. 333-57035) and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
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(a) The following audited financial statements required to be filed pursuant to this paragraph will be filed in an amendment to this Current Report on Form 8-K, and (as designated) the following unaudited financial statements will be filed in the Quarterly Report on Form 10-Q for the period ended June 30, 1998. The amendment to this Current Report on Form 8-K shall be filed not later than 60 days after the date that this Current Report on Form 8-K must be filed.

         (1) Historical restated audited pooled financial statements (to be filed as an amendment to this Current Report on Form 8-K):

                  -        Report of Independent Auditors
                  -        Consolidated Balance Sheets at December 31, 1997 and
                           1996
                  -        Consolidated Statements of Operations for the fiscal
                           years ended December 31, 1997, 1996 and 1995
                  -        Consolidated Statements of Shareholders' Equity for
                           the fiscal years ended December 31, 1997, 1996 and
                           1995
                  - Consolidated Statements of Cash Flows for the fiscal years ended December 31, 1997, 1996 and 1995
                  -        Notes to Consolidated Financial Statements
                  -        Schedules - as applicable

         (2) Unaudited financial statements of BFAM (to be filed in a Quarterly Report on Form 10-Q):

                  - Consolidated Balance Sheets at June 30, 1998 and December 31, 1997
                  -        Consolidated Statements of Operations for the three
                           months and six months ended June 30, 1998
                  -        Consolidated Statements of Cash Flows for the three
                           months and six months ended June 30, 1998
                  -        Notes to Consolidated Financial Statements.

(b) The pro forma financial information is incorporated by reference from the "Bright Horizons Family Solutions Unaudited Pro Forma Combined Financial Information" contained in the Registration Statement on Form S-4 (File No. 333-57035) declared effective on June 19, 1998.

(c) Exhibits.  See Exhibit Index.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BRIGHT HORIZONS FAMILY SOLUTIONS, INC.


Date: July 28, 1998                    By: /s/ Michael E. Hogrefe
                                           ---------------------------------
                                              Michael E. Hogrefe
                                              Chief Financial Officer





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                                  EXHIBIT INDEX


2.1 Amended and Restated Agreement and Plan of Merger dated as of June 17, 1998, ("Merger Agreement") by and among Bright Horizons Family Solutions, Inc., CorporateFamily Solutions, Inc., Bright Horizons, Inc., CFAM Acquisition, Inc., and BRHZ Acquisition, Inc. (Incorporated by Reference to Exhibit 2.1 of the Registration Statement on Form S-4 filed on June 17, 1998 (Registration No. 333-57035)).

4.1 Article IV of Bright Horizons Family Solutions, Inc.'s Certificate of Incorporation (Incorporated by Reference to Exhibit 3.1 of the Registration Statement on Form S-4 filed on June 17, 1998 (Registration No. 333-57035)).

4.2 Article IV of Bright Horizons Family Solutions, Inc.'s Bylaws (Incorporated by Reference to Exhibit 3.2 of the Registration Statement on Form S-4 filed on June 17, 1998 (Registration No. 333-57035)).

4.3      Specimen Common Stock Certificate.

99.1 Press Release dated July 27, 1998, announcing the completion of the Merger.




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